Supplement to the

Fidelity® Cash Management Funds

Treasury Fund, Prime Fund, and Tax-Exempt Fund

Funds of Newbury Street Trust

Capital Reserves Class, Daily Money Class, Advisor B Class,
and Advisor C Class

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

DMFB-06-02 August 3, 2006
1.480137.114